Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents.
Cash and cash equivalents

14.Cash and cash equivalents

	As at December 31
(in EUR 000)	2025	2024
Short term deposit	22,131	28,220
Current accounts	7,870	5,966
Total cash and cash equivalents	30,001	34,186

Cash and cash equivalents decreased to €30.0 million as at December 31, 2025, compared to €34.2 million as at December 31, 2024 with a decrease of short term deposits by €6.1 million, offset by an increase of current accounts by €1.9 million. The short term deposits relate to term accounts with an initial maturity of 3 months or less, measured at amortized costs.